Exhibit 99.1

Certification  of  Chief Executive Officer of Calypso Wireless, Inc. pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and Section 1350 of 18 U.S.C. 63.

I, Patrick Lannen, Chief Executive Officer and Director of Calypso Wireless, Inc. hereby certify that to my knowledge, Calypso Wireless, Inc.'s periodic report on Form 10-QSB for the period ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly presents, in all material respects, the financial condition and results of the operations of Calypso Wireless, Inc.

Date:  November 18, 2002                       /s/ Patrick Lannen
                                       ----------------------------------------
                                       Patrick Lannen
                                       Director and Chief Executive Officer of
                                       Calypso Wireless, Inc.
                                       (Formerly Kleer-Vu Industries, Inc.)

Certification  of  Chief Financial Officer of Calypso Wireless, Inc. pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and Section 1350 of 18 U.S.C. 63.

I, Winfred Fields, Chief Financial Officer of Calypso Wireless, Inc. hereby certify that to my knowledge, Calypso Wireless, Inc.'s periodic report on Form 10-QSB for the period ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly presents, in all material respects, the financial condition and results of the operations of Calypso Wireless, Inc.

Date:  November 18, 2002                       /s/ Winfred Fields
                                       ----------------------------------------
                                       Winfred Fields
                                       Chief Financial Officer of
                                       Calypso Wireless, Inc.
                                       (Formerly Kleer-Vu Industries, Inc.)


                                 END OF FILING


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